EXHIBIT 32.2

SECTION 906 CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER OF TEMIR CORP.

In connection with the accompanying Quarterly Report on Form 10-Q of Temir Corp. for the quarter ended February 29, 2020, the undersigned, Brian Chan, Chief Financial Officer of Temir Corp., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the quarter ended February 29, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended February 29, 2020 fairly presents, in all material respects, the financial condition and results of operations of Temir Corp.

Date: March 26, 2020	By:	/s/ Brian Chan
Chief Financial Officer
(principal accounting officer and principal financial officer)